UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________________________________

FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 30, 2021

ARES MANAGEMENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36429	80-0962035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067
(Address of principal executive office) (Zip Code)
(310) 201-4100
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	ARES	New York Stock Exchange
7.00% Series A Preferred Stock, par value $0.01 per share	ARES.PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sale of Equity Securities.

On March 30, 2021, Ares Management Corporation (“Ares” or the “Company”) agreed that in connection with the Transaction (as defined below), Ares Holdings, L.P. (“Buyer”), a subsidiary of Ares, will deliver up to an aggregate of 5,523,746 of operating group units of Buyer (“OGUs”) at the closing of the Transaction, subject to certain adjustments. Assuming a full exchange of all outstanding OGUs for shares of Class A common stock of the Company (together with the OGUs and the total number shares of Class A common stock of the Company outstanding as of March 29, 2021, “Total Equity”), the OGUs to be issued in connection with the Transaction represent approximately 2% of the outstanding Total Equity as of March 29, 2021.

The OGUs will be issued in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended, in partial consideration for the sellers’ equity interests in Landmark. Subject to acceleration in certain instances, certain of the OGUs to be delivered at the closing of the Transaction (“Closing”) vest 50% on each of the first and second anniversaries of the Closing and all OGUs will be exchangeable on a one-for-one basis for shares of Class A common stock of the Company upon the election of the holders thereof as follows: (i) 50% following the first anniversary of Closing, (ii) 75% following the secondary anniversary of Closing and (iii) 100% following the third anniversary of Closing, in each case subject to certain exceptions.

Item 7.01 Regulation FD Disclosure.

On March 30, 2021, Buyer entered into a definitive agreement with a subsidiary of BrightSphere Investment Group Inc., BrightSphere (Landmark) LLC (the “BrightSphere Seller”) and Landmark Investment Holdings LP to acquire 100% of Landmark Partners, LLC (collectively with its subsidiaries, “Landmark”) (the “Transaction”). The total consideration for the Transaction is $1.08 billion, comprised of approximately $787 million of cash consideration and $293 million of equity consideration, in each case subject to certain adjustments. The agreement relating to the Transaction contains customary representations, warranties and agreements by the parties, conditions to closing, and termination provisions. The Buyer has also agreed to acquire the BrightSphere Seller’s co-investments and carried interest in Landmark’s funds on the date of closing of the Landmark Purchase Agreement for approximately $34 million, subject to adjustment for certain related cashflow. The Transaction is subject to customary closing conditions, and is expected to close in the second quarter of 2021.

In addition, in connection with the Transaction, Ares has established a management incentive plan (“Landmark MIP”) for Landmark partners and other senior professionals of up to $340 million. The substantial majority of the Landmark MIP is expected to be comprised of performance-based Restricted Unit grants under the Company’s 2014 Equity Incentive Plan and such performance-based Restricted Units will be granted subject to the employee’s continued employment with Ares and upon achievement of certain fundraising and revenue targets. If achieved, any performance-based Restricted Units will be granted in 2023 based on a volume weighted average price per share of Ares’ Class A Common Stock at the time of grant, and will be subject to four additional years of vesting tied to continued employment, subject to certain exceptions. Ares also has the option to settle the performance-based Restricted Units in cash.

On March 31, 2021, Ares issued an investor presentation discussing the Transaction. The materials used in connection with such presentation have been posted on the Company’s website under the heading “Investor Resources—Events and Presentations—Ares Management Agrees to Acquire Landmark Partners,” posted March 31, 2021 http://www.ares-ir.com/news-events-presentations/events-and-presentations/default.aspx. On March 31, 2021, the Company issued a press release announcing the Transaction. The text of the press release is included as Exhibit 99.1 to this Form 8-K. The information disclosed under this Item 7.01, including Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

The disclosure set forth in the first two paragraphs of Item 7.01 of this Form 8-K is incorporated by reference into this Item 8.01.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by the use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties, including the Company’s ability to consummate the previously announced acquisition of Landmark by a wholly-owned subsidiary of the Company and to effectively integrate the acquired business into the Company’s operations to achieve the expected benefits therefrom. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors which are, in some cases, beyond the Company’s control and could materially affect actual results, performance, or achievements. For a further description of such factors, you should read the Company’s filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d)                               Exhibits:

Exhibit Number	Description
99.1	Press Release of Ares Management Corporation, dated March 31, 2021
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES MANAGEMENT CORPORATION

Dated: March 31, 2021

	By:	/s/ Naseem Sagati Aghili
	Name:	Naseem Sagati Aghili
	Title:	General Counsel and Secretary

4